SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)         October 12, 2005
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                              OXFORD VENTURES, INC.
             (Exact name of Registrant as specified in its charter)

            Nevada                         000-49670                 N/A
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(State or other jurisdiction       (Commission File number)    (IRS Employer
of incorporation or organization)                            Identification No.)

                   4655 East Ivy St., Suite 101, Mesa AZ 85205
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               (Address of principal executive offices) (Zip Code)

                                 (402) 763-9511
              (Registrant's Telephone Number, Including Area Code)


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                  (Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

      On October 12, 2005, Oxford Ventures, Inc. (the "Registrant") entered in a Securities Purchase Agreement (the "Securities Purchase Agreement") to issue secured convertible debentures to Highgate House Funds, Ltd. ("Highgate") and Prenox, LLC ("Prenox") in an amount of up to $15,000,000 and to issue Highgate and Prenox warrants for up to 5,000,000 shares of the Registrant's common stock for a period of five years with an exercise price of $0.01 (the "Warrants").
Also on October 12, 2005, Oxford issued a $10,000,000 secured convertible debenture to Prenox and a $3,000,000 secured convertible debenture (together, the "Debentures") to Highgate as well as the Warrants. The Registrant has used the majority of the proceeds from the Debentures to extend a loan, described below, to Uluru Inc. ("Uluru"). The shares underlying the Warrants shall be included on a registration statement, described below, to be filed by the Registrant with the Securities and Exchange Commission. In exchange for the purchase of the Debentures, the Registrant granted Highgate and Prenox a security interest in all of its assets, including any assets the Registrant acquires while the Debentures are outstanding, and has agreed to issue shares of common stock in an amount equal to five times the gross proceeds of the Debentures to be held in escrow in the event of a default under the Debentures (the "Escrow Shares").

      The Debentures have a term of two years from the date of issuance and bear an interest of ten percent per annum. The Registrant may redeem the Debentures at any time prior to their maturity at a price equal to 120% of the face amount redeemed plus any accrued interest. Highgate and Prenox may at their option convert all or some of the Debentures plus any accrued and unpaid interest into shares of the Registrant's common stock at the price of $1.50 per share.

      On October 12, 2005, the Registrant entered into a Bridge Loan and Control Share and Pledge Security Agreement, (the "Bridge Loan Agreement") with Uluru and Kerry P. Gray. Pursuant to the Bridge Loan Agreement, the Registrant loaned Uluru $10,700,000 in exchange for a secured debenture (the "Uluru Debenture"). In addition to granting the Uluru Debenture, Uluru granted a security interest in its assets (the "Security Interest") to Oxford and Mr. Gray pledged Uluru shares representing 54.5% of Uluru's capital stock to Oxford (the "Pledged
Shares"). To entice Highgate and Prenox to enter into the Securities Purchase Agreement, Oxford assigned the Security Interest and the Pledged Shares to Prenox and Highgate pursuant to a Collateral Assignment Agreement entered into between the Registrant, Highgate and Prenox.

      On October 12, 2005, the Registrant entered into a Standby Equity Distribution Agreement ("SEDA") with Cornell. Under the SEDA, Cornell committed to purchase over the course of two years from the date of the effectiveness of a registration statement described below up to $30,000,000 of the Registrant's common stock in increments of up to $1,000,000 (each such increment, an "Advance"). The purchase price for this common stock shall be 97% of the lowest daily volume weighted average price of the common stock during the five consecutive trading days after notice is given requesting an Advance.

      The Registrant shall file a registration statement with the Securities and Exchange Commission to register the resale of the Registrant's common stock issued to Cornell pursuant to the SEDA. The registration statement shall also include the shares of common stock underlying the Warrants and the Escrow
Shares. The Registrant shall continuously maintain the effectiveness of the registration statement for a period of twenty four (24) months after its effective date.

      On October 12, 2005, the Registrant entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Uluru by and among the Registrant, Uluru, and Uluru Acquisitions Corp., a wholly-owned subsidiary of the Registrant ("Merger Corp."). Under the Merger Agreement, Merger Corp. will merge with and into Uluru, as a result of which Registrant will acquire all of the issued and outstanding shares of Uluru and Uluru will become a wholly-owned subsidiary of the Registrant (the "Merger").

      In connection with the Merger, the holders of Uluru common stock, will receive 11,000,000 shares of the Registrant's common stock, approximately forty percent of the shares of Common Stock of the Registrant on a fully diluted basis after giving effect to the Merger, and the shareholders of Registrant immediately prior to the Merger will retain 1,000,000 shares of common stock of Registrant, representing approximately four percent of the shares of Common Stock of Oxford on a fully diluted basis after giving effect to the Merger.

      After giving effect to the Merger, the shares of common stock into which the Debentures are convertible and the Warrants, the Registrant will have 28,000,000 shares of common stock issued and outstanding.

      After giving effect to the Merger, and pending approval of the Registrant's shareholders, the Board of Directors of the Registrant will consist of five members. Simultaneously with the resignation of the current officer and director of the Registrant, a new Board of Directors will be appointed as determined by Uluru, with Highgate and Prenox appointing one member of the five new members of the Board of Directors. All securities issued pursuant to the Merger will be "restricted" stock and be subject to all applicable re-sale restrictions specified by federal and state securities laws.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

  Number    Exhibit
  ------    -------

  10.1 Securities Purchase Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.2 Security Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.3 Collateral Assignment between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.4 Guaranty Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.5 Guarantor Security Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.6 Escrow Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.7 Escrow Shares Escrow Agreement between the Registrant, Highgate, Prenox and Gottbetter & Partners, LLP (the "Escrow Agent"), dated October 12, 2005

  10.8 Investor Registration Rights Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.9 OXFV Convertible Debenture for $3,000,000 between the Registrant and Highgate, dated October 12, 2005

  10.10 OXFV Convertible Debenture for $10,000,000 between the Registrant and Prenox, dated October 12, 2005

  10.11     Warrant between the Registrant and Highgate, dated October 12, 2005

  10.12     Warrant between the Registrant and Prenox, dated October 12, 2005

  10.13 Bridge Loan and Control Share Pledge and Security Agreement between Uluru, the Registrant and Mr. Gray, dated October 12, 2005

  10.14 Security Agreement between Uluru, the Registrant and Mr. Gray, dated October 12, 2005

  10.15 Pledge and Escrow Agreement between the Registrant, Uluru, Mr. Gray, and Escrow Agent, dated October 12, 2005

  10.16 Convertible Debenture for $10,700,000 between the Registrant and Uluru, dated October 12, 2005

  10.17 Merger Agreement between the Registrant, Merger Corp., and Uluru, dated October 12, 2005

  10.18 Indemnification Escrow Agreement between the Registrant, Mr. Gray and the Escrow Agent, dated October 12, 2005

  10.19 Standby Equity Distribution Agreement between the Registrant and Cornell, dated October 12, 2005

  10.20 SEDA Registration Rights Agreement between the Registrant and Cornell, dated October 12, 2005

  10.21 Placement Agent Agreement between the Registrant, Cornell and Newbridge Securities Corp., dated October 12, 2005

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         OXFORD VENTURES, INC.


Date: October 17, 2005              By:  /s/Daniel Leonard
                                         ---------------------------
                                         Name:    Daniel Leonard
                                         Title:   President

                                  EXHIBIT INDEX


Exhibit No. Description
----------- -----------

  10.1 Securities Purchase Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.2 Security Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.3 Collateral Assignment between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.4 Guaranty Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.5 Guarantor Security Agreement between the Merger Corp., Highgate and Prenox, dated October 12, 2005

  10.6 Escrow Agreement between the Registrant, Highgate, Prenox and Gottbetter & Partners, LLP ("Gottbetter"), dated October 12, 2005

  10.7 Escrow Shares Escrow Agreement between the Registrant, Highgate, Prenox and Gottbetter, dated October 12, 2005

  10.8 Investor Registration Rights Agreement between the Registrant, Highgate and Prenox, dated October 12, 2005

  10.9 OXFV Convertible Debenture for $3,000,000 issued by the Registrant and Highgate, dated October 12, 2005

  10.10 OXFV Convertible Debenture for $10,000,000 issued by the Registrant and Prenox, dated October 12, 2005

  10.11     Warrant issued by the Registrant to Highgate, dated October 12, 2005

  10.12     Warrant issued by the Registrant to Prenox, dated October 12, 2005

  10.13 Bridge Loan and Control Share Pledge and Security Agreement between Uluru, the Registrant and Mr. Gray, dated October 12, 2005

  10.14 Security Agreement between Uluru, the Registrant and Mr. Gray, dated October 12, 2005

  10.15 Pledge and Escrow Agreement between the Registrant, Uluru, Mr. Gray, and Gottbetter, dated October 12, 2005

  10.16 Convertible Debenture for $10,700,000 issued by Uluru to the Registrant, dated October 12, 2005

  10.17 Merger Agreement between the Registrant, Merger Corp., and Uluru, dated October 12, 2005

  10.18 Indemnification Escrow Agreement between the Registrant, Mr. Gray and the Escrow Agent, dated October 12, 2005

  10.19 Standby Equity Distribution Agreement between the Registrant and Cornell, dated October 12, 2005

  10.20 SEDA Registration Rights Agreement between the Registrant and Cornell, dated October 12, 2005

  10.21 Placement Agent Agreement between the Registrant, Cornell and Newbridge Securities Corp., dated October 12, 2005